                                                                    EXHIBIT 99.8

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimate returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

           TO MATURITY, WAMCO PPY VECTORS, 10% LIBOR, TRIGGERS PASSING

           Fix Prepay Ramp:    2-15 cpr over 24 mos, 15 cpr for life

           Arm Prepay Ramp:    4-25 cpr over 12 mos, 25-30 cpr over 11 mos,
                               70cpr for 6 mos, 53 cpr for 6 mos,
                               43 cpr for 6 mos, 37 cpr for 6 mos,
                               32 cpr for life

                                        AVERAGE LIFE            6.28
                               %              %
                              ARM            FIX
     A-4 CASH CAP            LOANS          LOANS   A4 BEGIN BALANCE
                                                             * Prefunding Period
  1               *         80.46%         19.54%      82,210,000.00
  2               *         80.40%         19.60%      82,210,000.00
  3               *         80.31%         19.69%      82,210,000.00
  4            9.98         80.20%         19.80%      82,210,000.00
  5            9.22         80.06%         19.94%      82,210,000.00
  6            9.43         79.90%         20.10%      82,210,000.00
  7            9.18         79.72%         20.28%      82,210,000.00
  8            9.40         79.51%         20.49%      82,210,000.00
  9            9.16         79.27%         20.73%      82,210,000.00
 10            9.16         79.01%         20.99%      82,210,000.00
 11            9.38         78.75%         21.25%      82,210,000.00
 12            9.15         78.49%         21.51%      82,210,000.00
 13            9.37         78.23%         21.77%      82,210,000.00
 14            9.14         77.96%         22.04%      82,210,000.00
 15            9.14         77.70%         22.30%      82,210,000.00
 16            9.88         77.42%         22.58%      82,210,000.00
 17            9.15         77.15%         22.85%      82,210,000.00
 18            9.38         76.87%         23.13%      82,210,000.00
 19            9.16         76.59%         23.41%      82,210,000.00
 20            9.40         76.31%         23.69%      82,210,000.00
 21            9.40         75.84%         24.16%      82,210,000.00
 22            9.48         74.23%         25.77%      82,210,000.00
 23            9.83         72.55%         27.45%      82,210,000.00
 24            9.61         70.80%         29.20%      82,210,000.00
 25            9.98         68.99%         31.01%      82,210,000.00
 26            9.79         67.12%         32.88%      82,210,000.00
 27            9.97         65.30%         34.70%      82,210,000.00
 28           10.69         64.19%         35.81%      82,210,000.00

 29            9.73         63.07%         36.93%      82,210,000.00
 30           10.07         61.93%         38.07%      82,210,000.00
 31            9.81         60.77%         39.23%      82,193,699.60
 32           10.17         59.61%         40.39%      75,053,951.42
 33           10.03         58.49%         41.51%      68,508,238.58
 34           10.15         57.70%         42.30%      63,466,942.85
 35           10.53         56.90%         43.10%      58,638,008.07
 36           10.23         56.11%         43.89%      54,002,205.61
 37           78.64         55.31%         44.69%      49,551,560.47
 38           12.28         54.50%         45.50%      49,551,560.47
 39           11.92         53.73%         46.27%      49,551,560.47
 40           11.03         53.13%         46.87%      49,551,560.47
 41           10.52         52.53%         47.47%      49,551,560.47
 42           10.52         51.93%         48.07%      49,551,560.47
 43           10.52         51.34%         48.66%      49,551,560.47
 44           10.52         50.74%         49.26%      49,551,560.47
 45           10.52         50.16%         49.84%      49,551,560.47
 46           10.52         49.72%         50.28%      49,551,560.47
 47           10.52         49.28%         50.72%      49,551,560.47
 48           10.52         48.84%         51.16%      49,551,560.47
 49           10.52         48.41%         51.59%      49,551,560.47
 50           10.52         47.97%         52.03%      49,551,560.47
 51           10.52         47.53%         52.47%      49,551,560.47
 52           10.52         47.09%         52.91%      49,551,560.47
 53           10.52         46.66%         53.34%      49,551,560.47
 54           10.27         46.22%         53.78%      49,551,560.47
 55            9.91         45.79%         54.21%      49,551,560.47
 56           10.22         45.36%         54.64%      49,551,560.47
 57            9.88         44.92%         55.08%      49,551,560.47
 58            9.88         44.49%         55.51%      49,551,560.47
 59           10.19         44.06%         55.94%      49,103,466.25
 60            9.84         43.63%         56.37%      47,999,111.00
 61           10.15         43.21%         56.79%      46,922,679.40
 62            9.80         42.78%         57.22%      45,873,389.21
 63            9.79         42.36%         57.64%      44,850,482.99
 64           10.82         41.93%         58.07%      43,853,243.31
 65            9.76         41.51%         58.49%      42,880,943.66
 66           10.07         41.09%         58.91%      41,932,882.88
 67            9.73         40.67%         59.33%      41,008,385.69
 68           10.03         40.25%         59.75%      40,106,799.56
 69            9.70         39.83%         60.17%      39,227,492.59
 70            9.68         39.42%         60.58%      38,369,853.03
 71            9.99         39.01%         60.99%      37,533,287.06
 72            9.65         38.60%         61.40%      36,717,210.87
 73            9.96         38.19%         61.81%      35,921,060.95
 74            9.62         37.78%         62.22%      35,144,292.38
 75            9.61         37.37%         62.63%      34,386,376.88
 76           10.62         36.97%         63.03%      33,646,803.47
 77            9.58         36.57%         63.43%      32,925,075.67
 78            9.89         36.17%         63.83%      32,220,706.06
 79            9.55         35.77%         64.23%      31,533,223.74
 80            9.86         35.38%         64.62%      30,862,173.05
 81            9.53         34.98%         65.02%      30,207,111.63
 82            9.52         34.59%         65.41%      29,567,612.12
 83            9.82         34.20%         65.80%      28,943,256.70
 84            9.50         33.82%         66.18%      28,333,639.24
 85            9.80         33.43%         66.57%      27,738,366.74
 86            9.47         33.05%         66.95%      27,157,057.60
 87            9.46         32.67%         67.33%      26,589,341.31
 88           10.11         32.30%         67.70%      26,034,858.06
 89            9.44         31.92%         68.08%      25,493,258.47
 90            9.75         31.55%         68.45%      24,964,203.23
 91            9.43         31.18%         68.82%      24,447,362.81
 92            9.73         30.82%         69.18%      23,942,417.16
 93            9.41         30.45%         69.55%      23,449,055.45
 94            9.40         30.09%         69.91%      22,966,975.73
 95            9.71         29.73%         70.27%      22,495,884.74
 96            9.39         29.38%         70.62%      22,035,497.57
 97            9.69         29.02%         70.98%      21,585,537.47
 98            9.38         28.67%         71.33%      21,145,735.57
 99            9.37         28.32%         71.68%      20,715,830.64
100           10.37         27.98%         72.02%      20,295,568.89

101            9.36         27.64%         72.36%      19,884,703.71
102            9.67         27.30%         72.70%      19,482,995.49
103            9.35         26.96%         73.04%      19,090,211.38
104            9.66         26.63%         73.37%      18,706,125.08
105            9.35         26.30%         73.70%      18,330,516.70
106            9.35         25.97%         74.03%      17,963,172.50
107            9.66         25.64%         74.36%      17,603,884.74
108            9.34         25.32%         74.68%      17,252,451.51
109            9.65         25.00%         75.00%      16,908,676.54
110            9.34         24.68%         75.32%      16,572,369.01
111            9.34         24.37%         75.63%      16,243,343.45
112           10.35         24.06%         75.94%      15,921,419.50
113            9.35         23.75%         76.25%      15,606,421.84
114            9.66         23.45%         76.55%      15,298,179.97
115            9.35         23.15%         76.85%      14,996,528.13
116            9.67         22.85%         77.15%      14,701,305.09
117            9.36         22.55%         77.45%      14,412,354.07
118            9.36         22.26%         77.74%      14,129,541.77
119            9.68         21.97%         78.03%      13,852,917.70
120            9.37         21.68%         78.32%      13,582,115.97
121            9.69         21.39%         78.61%      13,316,996.35
122            9.39         21.11%         78.89%      13,057,422.40
123            9.39         20.83%         79.17%      12,803,261.40
124           10.41         20.56%         79.44%      12,554,384.19
125            9.41         20.28%         79.72%      12,310,665.15
126            9.73         20.01%         79.99%      12,071,982.00
127            9.43         19.75%         80.25%      11,838,215.78
128            9.75         19.48%         80.52%      11,609,250.70
129            9.45         19.22%         80.78%      11,384,974.08
130            9.46         18.96%         81.04%      11,165,276.24
131            9.79         18.71%         81.29%      10,950,050.43
132            9.49         18.45%         81.55%      10,739,192.73
133            9.82         18.20%         81.80%      10,532,601.97
134            9.52         17.96%         82.04%      10,330,179.66
135            9.53         17.71%         82.29%      10,131,829.92
136           10.21         17.47%         82.53%       9,937,459.35
137            9.56         17.23%         82.77%       9,746,977.05
138            9.90         17.00%         83.00%       9,560,294.45
139            9.60         16.76%         83.24%       9,377,325.33
140            9.94         16.53%         83.47%       9,197,985.68
141            9.64         16.31%         83.69%       9,022,193.71
142            9.66         16.08%         83.92%       8,849,869.69
143           10.00         15.86%         84.14%       8,680,936.01
144            9.70         15.64%         84.36%       8,515,317.01
145           10.05         15.42%         84.58%       8,352,938.98
146            9.75         15.21%         84.79%       8,193,730.12
147            9.77         15.00%         85.00%       8,037,620.43
148           10.85         14.79%         85.21%       7,884,541.72
149            9.83         14.58%         85.42%       7,734,427.51
150           10.18         14.38%         85.62%       7,587,213.00
151            9.88         14.18%         85.82%       7,442,835.04
152           10.24         13.98%         86.02%       7,301,232.05
153            9.94         13.78%         86.22%       7,162,344.01
154            9.97         13.59%         86.41%       7,026,112.38
155           10.34         13.40%         86.60%       6,892,480.10
156           10.04         13.21%         86.79%       6,761,391.52
157           10.41         13.02%         86.98%       6,632,792.35
158           10.11         12.84%         87.16%       6,506,629.67
159           10.14         12.66%         87.34%       6,382,851.85
160           11.27         12.48%         87.52%       6,261,408.51
161           10.22         12.30%         87.70%       6,142,250.52
162           10.60         12.13%         87.87%       6,025,329.95
163           10.30         11.96%         88.04%       5,910,600.02
164           10.68         11.79%         88.21%       5,798,015.10
165           10.38         11.62%         88.38%       5,687,530.65
166           10.43         11.46%         88.54%       5,579,103.19
167           10.82         11.29%         88.71%       5,472,690.31
168           10.52         11.13%         88.87%       5,368,250.60
169           10.92         10.98%         89.02%       5,265,743.64
170           10.61         10.82%         89.18%       5,165,129.95
171           10.66         10.67%         89.33%       5,066,371.02
172           11.86         10.51%         89.49%       4,969,429.22

173           10.77         10.36%         89.64%       4,874,267.81
174           11.18         10.22%         89.78%       4,780,850.92
175           10.88         10.07%         89.93%       4,689,143.51
176           11.35         10.00%         90.00%       4,563,427.85
177           11.08          9.97%         90.03%       4,425,215.22
178           11.29         10.97%         89.03%       3,740,760.83
179           11.79         10.82%         89.18%       3,620,860.94
180           11.53         10.66%         89.34%       3,509,298.05
181           12.05         10.50%         89.50%       3,399,789.54
182           11.79         10.34%         89.66%       3,292,293.55
183           11.94         10.19%         89.81%       3,186,769.19
184           12.92         10.04%         89.96%       3,083,176.56
185           12.25          9.89%         90.11%       2,981,476.67
186           12.83          9.74%         90.26%       2,881,631.47
187           12.59          9.60%         90.40%       2,783,603.77
188           13.20          9.45%         90.55%       2,687,357.26
189           12.97          9.31%         90.69%       2,592,856.48
190           13.18          9.18%         90.82%       2,500,066.76
191           13.85          9.04%         90.96%       2,408,954.25
192           13.64          8.90%         91.10%       2,319,485.88
193           14.35          8.77%         91.23%       2,231,629.32
194           14.15          8.64%         91.36%       2,145,352.98
195           14.43          8.51%         91.49%       2,060,626.00
196           16.31          8.38%         91.62%       1,977,418.19
197           15.06          8.26%         91.74%       1,895,700.07
198           15.92          8.13%         91.87%       1,815,442.81
199           15.77          8.01%         91.99%       1,736,618.20
200           16.71          7.89%         92.11%       1,659,198.71
201           16.61          7.77%         92.23%       1,583,157.38
202           17.07          7.66%         92.34%       1,508,467.86
203           18.17          7.54%         92.46%       1,435,104.38
204           18.13          7.43%         92.57%       1,363,041.74
205           19.36          7.32%         92.68%       1,292,255.29
206           19.40          7.21%         92.79%       1,222,720.91
207           20.13          7.10%         92.90%       1,154,415.01
208           23.17          6.99%         93.01%       1,087,314.52
209           21.82          6.89%         93.11%       1,021,396.85
210           23.59          6.78%         93.22%         956,639.91
211           23.95          6.68%         93.32%         893,022.07
212           26.06          6.58%         93.42%         830,522.17
213           26.67          6.48%         93.52%         769,119.51
214           28.35          6.38%         93.62%         708,793.81
215           31.31          6.29%         93.71%         649,525.23
216           32.59          6.19%         93.81%         591,294.34
217           36.52          6.10%         93.90%         534,082.12
218           38.68          6.01%         93.99%         477,869.95
219           42.82          5.92%         94.08%         422,639.60
220           53.27          5.83%         94.17%         368,373.21
221           55.08          5.74%         94.26%         315,053.29
222           66.85          5.65%         94.35%         262,662.72
223           78.78          5.57%         94.43%         211,184.71
224          104.80          5.49%         94.51%         160,602.85
225          143.79          5.40%         94.60%         110,901.02
226          251.53          5.32%         94.68%          62,063.47
227        3,942.34          5.24%         94.76%          14,074.73
228                                                                0
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